                                                                    Exhibit 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to 18  U.S.C.  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, the undersigned,  Anthony J. Miceli, Chief Financial
Officer of United Capital Corp.,  (the  "Company"),  does hereby  certify,  with respect to the Quarterly Report of the Company on Form 10-Q for the period ended
March 31, 2006 (the "Report") that:

1.    The Report fully complies with the  requirements of Section 13(a) or 15(d)
      of the Securities Exchange Act of 1934; and

2.    The information  contained in the Report fairly presents,  in all material respects,  the  financial  condition  and  results  of  operations  of the
      Company.

Date:  May 12, 2006

                                          By: /s/ Anthony J. Miceli
                                              ----------------------------------
                                              Anthony J. Miceli
                                              Chief Financial Officer